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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 19, 2003

                          Long Beach Acceptance Corp.

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             (Exact name of registrant as specified in its charter)



          Delaware                     333-75958                 33-0660404
----------------------------     -----------------------   ---------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)


           One Mack Centre Drive
            Paramus, New Jersey                                    07652
  (Address of Principal Executive Offices)                  -------------------
                                                                 (Zip Code)


        Registrant's telephone number, including area code (201) 262-5222


                                    No Change
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events

Description of the Notes and the Mortgage Loans

         Long Beach Acceptance Corp. (the "Registrant") has registered issuances of an aggregate of up to $1,000,000,000 in principal amount of asset-backed securities, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-75958) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Long Beach Acceptance Auto Receivables Trust 2002-A, a Delaware business trust, issued $242,500,000 in aggregate principal amount of its Asset-Backed Notes, Series 2002-A (the "Notes") on August 15, 2002 (the "Closing Date"). The Sale and Servicing Agreement filed in connection to the Long Beach Acceptance Auto Receivables Trust 2002-A transaction is hereby amended pursuant to Amendment No. 1 to Sale and Servicing Agreement, dated as of October 1, 2003, among Long Beach Acceptance Auto Receivables Trust 2002-A, as issuer (the "Issuer"), Long Beach Acceptance Receivables Corp., as transferor (the "Transferor"), Long Beach Acceptance Corp., as originator of the receivables ("LBAC"), as servicer (in such capacity, the "Servicer") and as custodian (in such capacity, the "Custodian") and JPMorgan Chase Bank, as back-up servicer and trust collateral agent (the "Back-up Servicer" and the "Trust Collateral Agent", respectively). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.


                                       2
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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                       LONG BEACH ACCEPTANCE CORP.
                            Registrant and on behalf of Long Beach
                            Acceptance Auto Receivables Trust 2002-A


                                 By: /s/ Stephen W. Prough
                                     -----------------------------------------
                                     Name: Stephen W. Prough
                                     Title: President and Chairman of the Board




Dated:  November 19, 2003



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                                  EXHIBIT INDEX


         1.1 Amendment No. 1 to Sale and Servicing Agreement, dated as of October 1, 2003, among Long Beach Acceptance Corp., Long Beach Acceptance Receivables Corp., Long Beach Acceptance Auto Receivables Trust 2002-A and JPMorgan Chase Bank.